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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)    September 30, 1996

                             Armor Holdings, Inc.
            (Exact name of registrant as specified in its charter)

Delaware                            0-18863                      59-3392443
(State or other                   (Commission                 (I.R.S. Employer
jurisdiction                      File Number)               Identification No.)
of incorporation)

        191 Nassau Place Road, Yulee, Florida              32097
       (Address of principal executive offices)          (Zip code)

     Registrant's telephone number, including area code     (904) 261-4035

       ________________________________________________________________
        (Former name or former address, if changed since last report.)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  On September 30, 1996, Armor Holdings, Inc. (the "Company"), through its newly formed wholly-owned subsidiary Defense Technology Corporation of America, a Delaware corporation ("DTC"), acquired substantially all of the assets of Defense Technology Corporation of America, a Wyoming corporation ("DTCoA") (such acquisition, the "DTCoA Acquisition"). DTCoA is a leading manufacturer and distributor of less-than-lethal and anti-riot products including pepper sprays, distraction devices, flameless expulsion grenades, specialty impact munitions and dry powdered oleoresin capsicum to law enforcement agencies and military services in the United States and abroad. In addition, DTCoA distributes other similar products including gas masks, riot helmets and gun holsters. The Company and DTC (collectively, the "DTCoA Purchaser"), acquired from DTCoA, Robert Oliver, and Sandra Oliver (DTCoA, Robert Oliver, and Sandra Oliver, collectively, the "DTCoA Seller"), substantially all of the assets of DTCoA (the "DTCoA Assets") pursuant to an asset purchase agreement dated as of August 23, 1996 (the "DTCoA Asset Purchase Agreement"), pursuant to which: (i) the DTCoA Purchaser agreed to purchase the DTCoA Assets from the DTCoA Seller; and (ii) in consideration therefor, the DTCoA Purchaser (x) delivered $1,000,000 in cash to the DTCoA Seller, (y) issued to the DTCoA Seller 270,728 shares of Common Stock of the Company, valued at $2,000,000 in accordance with the DTCoA Asset Purchase Agreement (the "DTCoA Shares"), and (z) assumed certain liabilities of DTCoA, all as more fully set forth in the DTCoA Asset Purchase Agreement.

                  In connection with the execution of the DTCoA Asset Purchase Agreement, the DTCoA Purchaser agreed to register the DTCoA Shares for sale under the Securities Act of 1933, as amended, by December 15, 1997.

                  On the closing date of the DTCoA Acquisition, the DTCoA Purchaser delivered to the DTCoA Seller $1,000,000 in cash and the DTCoA Shares. In addition, as part of the consideration paid for the DTCoA Assets, the Company assumed certain liabilities of DTCoA. In order to secure the obligations of the DTCoA Seller under the DTCoA Asset Purchase Agreement, the DTCoA Seller agreed to deliver to Union Bank of Switzerland, New York Branch, ("UBS"), as escrow agent (the "Escrow Agent") pursuant to an escrow agreement dated September 30, 1996 by and between the DTCoA Purchaser, the DTCoA Seller and the Escrow Agent (the "Escrow Agreement"), the DTCoA Shares, together with any additional shares as may be required by the DTCoA Asset Purchase Agreement. Pursuant to the DTCoA Asset Purchase Agreement and the Escrow Agreement, one-half of the DTCoA Shares will be held in escrow (the "Escrow Fund") until March 15, 1998, and the remainder will be held in escrow until June 30, 1999 (each, a "Release Date").

                  Should any claims be made while any DTCoA Shares are held in escrow, the DTCoA Shares will remain in escrow until the final resolution of such claims, notwithstanding the passing of a Release Date. The DTCoA Purchaser has the right, in the exercise of its reasonable and good faith judgment, to set-off and deduct from the Escrow Fund that number

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of DTCoA Shares having a value equal to the amount of any losses for which the
DTCoA Seller is required to indemnify the DTCoA Purchaser pursuant to the provisions of the DTCoA Asset Purchase Agreement; provided, however, among other things, that prior to any such set-off, the DTCoA Seller has a right to either: (i) cure or otherwise remedy, to the satisfaction of the DTCoA Purchaser, any such claim within a period of 15 days; or (ii) pay to the DTCoA Purchaser the amount of any such loss within 15 days of notice thereof. Pursuant to the right of set-off, the value of the DTCoA Shares shall equal the average closing price of the Company's Common Stock on the American Stock Exchange (or such other exchange as such shares may then be listed) for the 10 consecutive trading day period ending 2 trading days prior to the date of determination.

                  In the event any DTCoA Shares are sold at the request of the DTCoA Seller while held in the Escrow Fund, the proceeds of any such sale shall be remitted to and held as part of the Escrow Fund until released in accordance with the provisions of DTCoA Asset Purchase Agreement. So long as there is no breach of any representation, warranty, covenant or agreement by the DTCoA Seller under the DTCoA Asset Purchase Agreement or the other agreements executed in connection therewith, and subject to any rights in favor of third parties that may be granted by the DTCoA Seller, the DTCoA Seller shall be entitled to vote the DTCoA Shares in the Escrow Fund and to receive dividends thereon, when, as and if declared by the Board of Directors of the Company.

                  In connection with the DTCoA Acquisition, the Company issued to Key Bank of Wyoming ("Key Bank") the Key Bank Shares (as hereinafter defined) as consideration for the release by Key Bank of its security interest in substantially all of the assets of DTCoA. Key Bank held such security interest pursuant to credit facilities previously made available to DTCoA in the amounts of $3,000,000 (the "$3,000,000 Facility") and $1,000,000 (the
"$1,000,000 Facility").

                  Subject to the terms and conditions of a letter agreement dated August 16, 1996 by and among the Company, Key Bank, DTCoA, Robert Oliver and Sandra Oliver (the "Key Bank Letter Agreement"), the Company delivered to Key Bank on September 30, 1996 (the "Closing"), as payment in full of the $3,000,000 Facility and in complete satisfaction and discharge thereof, a certificate registered in the name of Key Bank for 358,714 shares of Common Stock of the Company (the "Key Bank Shares"), valued at $2,650,000 (the "Amount Due") in accordance with the Key Bank Letter Agreement. Any amounts paid to Key Bank on account of the Amount Due, including the Initial Amount (as hereinafter defined), will result in a reduction of the then outstanding balance of the Amount Due by a like amount. Pursuant to the Key Bank Letter Agreement, Key Bank agreed that upon the registration of the Key Bank Shares, the Key Bank Shares would be sold, provided that the Company would control, in its sole discretion, the timing, manner and amount of Key Bank Shares to be sold; and in connection therewith, the Company agreed to ensure that (a) Key Bank realizes net proceeds from such sales (the "Net Sale Proceeds"), which, together with any advances from the Deposit Account and the Initial Amount (each as hereinafter defined) will, in the aggregate, equal the

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Amount Due, on or before September 30, 1997; (b) all sales are arranged through
UBS in accordance with all applicable laws, rules, and regulations; and (c) none of the events of default described in the Key Bank Letter Agreement have occurred. The Company is not considered an agent of Key Bank in effecting such sales. So long as Key Bank is not in default of its obligations under the Key Bank Letter Agreement, Key Bank will have all voting and dividend rights with respect to the Key Bank Shares. The Company agreed to indemnify Key Bank against any capital gains taxes that may be incurred by Key Bank resulting from the sale of the Key Bank Shares.

                  In consideration of the issuance of the Key Bank Shares to Key Bank, as of the Closing date the $3,000,000 Facility was deemed paid in full, and Key Bank cancelled the promissory note evidencing the $3,000,000 Facility. In addition, Key Bank released all liens on the assets of DTCoA relating to the $3,000,000 Facility and the $1,000,000 Facility on the Closing date.

                  On the Closing date, the Company advanced to Key Bank by wire transfer $662,500 (the "Initial Amount"). Provided none of the events of default described in the Key Bank Letter Agreement have occurred, the Company will thereafter be entitled to receive, before any Net Sales Proceeds are paid to Key Bank, an amount equal to the Initial Amount plus all advances from the Deposit Account previously paid by the Company to Key Bank and not so recouped. Key Bank has provided UBS with irrevocable written instructions to such effect. Upon the occurrence of any of the events of default described in the Key Bank Letter Agreement, the Company is entitled to receive any portion of the Initial Amount or advances from the Deposit Account not previously recouped after Key Bank has received any unpaid balance of the Amount Due.

                  Pursuant to the provisions of the Key Bank Letter Agreement, Key Bank irrevocably delivered to UBS the stock certificate of the Company issued in the name of Key Bank representing the Key Bank Shares to be held by UBS (the "UBS/Key Bank Account"). UBS is authorized to hold the Key Bank Shares in its possession and to effect any sales of the Key Bank Shares as the Company, pursuant to an Irrevocable Power of Attorney granted by Key Bank in favor of Jonathan M. Spiller, the President and Chief Executive Officer of the Company, may from time to time direct (the "Key Bank Power of Attorney"). Under the Key Bank Power of Attorney, Mr. Spiller has the power to effect, in the name of, for and on behalf of Key Bank, all sales of the Key Bank Shares.

                  The terms of the UBS/Key Bank Account are irrevocable and pursuant to the UBS/Key Bank Account and the Key Bank Power of Attorney, the Company has the right to direct the sales of the Key Bank Shares; provided however, that in the event Key Bank has not received the Amount Due from either the Net Sales Proceeds, the Initial Amount, the Deposit Account, or some combination thereof, then Key Bank shall be entitled to receive such amounts held in the Deposit Account, as will satisfy the Company's obligation to Key Bank. In order to secure the Company's obligations to Key Bank on the Closing date, the Company deposited

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with Key Bank (the "Deposit Account"), $1,987,5000, which will be invested by
Key Bank in 30-day certificates of deposit of Key Bank which will bear interest at a rate per annum equal to the highest rate made available by Key Bank to its customers for similar deposits (the "CD Rate"), and will be automatically renewable for successive 30-day periods, subject to the provisions of the Key Bank Letter Agreement.

                  The Deposit Account will be held in the name of the Company and the principal amount of the Deposit Account will be subject to a perfected security interest and right of set-off in favor of Key Bank. All interest earned on the Deposit Account will be for the sole benefit of the Company, will be free and clear of any such security interest, will not be subject to any right of set-off in favor of Key Bank, and will be paid to the Company upon the maturity of each certificate of deposit which at any time comprises the Deposit Account; provided, however, that upon payment in full of the Amount Due, Key Bank may retain any interest earned on the Deposit Account that has not been previously paid to the Company and apply it against the Interest Equivalent Amount (as hereinafter defined) owed by the Company and DTCoA to Key Bank.

                  At the maturity of each certificate of deposit which at any time comprises the Deposit Account, the Company will be entitled to withdraw from the Deposit Account an amount equal to any Net Sales Proceeds that have been received by Key Bank prior thereto; provided, however: (i) the Net Sales Proceeds received by Key Bank shall have been in good and immediately available funds; (ii) the balance remaining in the Deposit Account after giving effect to such withdrawal will not be less than the balance owing on the Amount Due;
(iii) the Company has given to Key Bank not less than two weeks written notice of such withdrawal; and (iv) none of the events of default described in the Key Bank Letter Agreement have occurred.

                  The Amount Due from time to time outstanding will accrue an effective annual rate of interest equal to two thirds of the sum of the CD Rate plus 1% (the "Interest Equivalent Amount"). Each of the Company and DTCoA agreed to pay to Key Bank on the earlier of the Maturity Date or the date on which the Amount Due has been paid in full one-half of the Interest Equivalent Amount.

                  The Company will pay to Key Bank the remaining balance of the Amount Due in accordance with the following schedule, subject to adjustment:

                    Date:                  Payment Amount:
                    -----                  ---------------
                    December 15, 1996         $300,000
                    January 31, 1997          $300,000
                    April 30, 1997            $350,000
                    July 31, 1997             $350,000

provided, however, that the Company will have the right, at its option, to prepay all or a portion of the Amount Due without penalty or premium at any time prior to the Maturity Date. All Net Sales Proceeds received by Key Bank will be applied as a prepayment against the next Payment

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Amount(s) due. The Company will have the right to use funds in the Deposit
Account to make the payments described above.

                  In the event that the aggregate of the Net Sales Proceeds, the advances from the Deposit Account and the Initial Amount realized by Key Bank as of September 30, 1997 are less than $2,650,000, or upon the occurrence of any of the events of default described in the Key Bank Letter Agreement, Key Bank will be entitled to set-off from the Deposit Account (exclusive of any interest earned thereon) an amount which, when added to the Net Sales Proceeds, the advances from the Deposit Account and the Initial Amount received by Key Bank for its own account, will equal $2,650,000 plus the Interest Equivalent Amount owed by the Company and DTCoA to Key Bank, and the balance of such Deposit Account will be returned to the Company.

                  Upon receipt by Key Bank of the Amount Due, plus the entire Interest Equivalent Amount, whether from the Initial Amount, the Net Sales Proceeds, the Deposit Account, or any combination thereof, UBS will be instructed to deliver to the Company for cancellation any remaining Key Bank Shares held by UBS for Key Bank and any excess Net Sales Proceeds up to $20,000.

                  The foregoing description of the DTCoA Asset Purchase Agreement and the Key Bank Letter Agreement and the transactions contemplated thereby are not intended to be complete and are qualified in their entirety by the complete text of the DTCoA Asset Purchase Agreement, the Key Bank Letter Agreement, the instruction letter from Key Bank to UBS and the Key Bank Power of Attorney.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (a)  Financial Statements and Pro Forma Financial Information.

                  It is impracticable at this time for the Company to provide the financial statements that may be required to be included herein. The Company hereby undertakes to file such required financial statements as soon as practicable, but in no event later than December 13, 1996.

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                  (c)  Exhibits.

                  The following Exhibits are hereby filed as part of this Current Report on Form 8-K.

EXHIBIT    DESCRIPTION
-------    -----------
2.1 Asset Purchase Agreement, dated as of August 23, 1996 by and among the Company, DTC, Robert Oliver, Sandra Oliver and DTCoA.

10.1 Letter Agreement, dated August 16, 1996, by and among the Company, Key Bank, DTCoA, Robert Oliver and Sandra Oliver.

10.2       Letter Agreement, dated September 30, 1996, by and among Key Bank and
           UBS.

10.3 Irrevocable Power of Attorney, dated September 30, 1996, granted by Key Bank in favor of Jonathan M. Spiller.

10.4 Escrow Agreement, dated September 30, 1996, by and among the Company, DTC, Robert Oliver, Sandra Oliver, DTCoA and UBS.

10.5 Guaranty Agreement, dated August 26, 1996, by Robert Oliver and Sandra Oliver to the Company.

10.6       Lock-Up Agreement, dated August 23, 1996, by DTCoA to the Company.

10.7 Authorized Distributor Agreement, dated September 30, 1996, by and among DTC, XM Corporation, a Wyoming corporation, and Robert Oliver.

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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ARMOR HOLDINGS, INC.

                                      /s/ Jonathan M. Spiller
                                      Jonathan M. Spiller
                                      President and Chief Executive Officer

Dated:  October 9, 1996

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                                 EXHIBIT INDEX

The following Exhibits are filed herewith:

EXHIBIT    DESCRIPTION
-------    -----------
2.1 Asset Purchase Agreement, dated as of August 23, 1996, by and among the Company, DTC, Robert Oliver, Sandra Oliver and DTCoA.

10.1 Letter Agreement, dated August 16, 1996, by and among the Company, Key Bank, DTCoA, Robert Oliver and Sandra Oliver.

10.2       Letter Agreement, dated September 30, 1996, by and among Key Bank and
           UBS.

10.3 Irrevocable Power of Attorney, dated September 30, 1996, granted by Key Bank in favor of Jonathan M. Spiller.

10.4 Escrow Agreement, dated September 30, 1996, by and among the Company, DTC, Robert Oliver, Sandra Oliver, DTCoA and UBS.

10.5 Guaranty Agreement, dated August 26, 1996, by Robert Oliver and Sandra Oliver to the Company.

10.6       Lock-Up Agreement, dated August 23, 1996, by DTCoA to the Company.

10.7 Authorized Distributor Agreement, dated September 30, 1996, by and among DTC, XM Corporation, a Wyoming corporation, and Robert Oliver.